UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 6, 2016 (September 29, 2016)

EZTD INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51255	98-0374121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Yehezkel Koifman Street, Tel-Aviv

68012, Israel

(Address of Principal Executive Offices)

+972-73-705-8000

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)       On September 29, 2016 (the “Dismissal Date”), the Board of Directors of EZTD Inc. (the “Company”) dismissed Ziv Haft, Certified Public Accountants (Isr.), a BDO Member Firm (“BDO”) as the Company’s independent registered public accounting firm, effective immediately. The reports of BDO on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2015 and 2014 and through the Dismissal Date, there were (i) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO with a copy of this Form 8-K and requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the above statements. A copy of such letter, dated October 6, 2016, is attached as Exhibit 16.1.

(b)       Contemporaneous with the dismissal of BDO, the Board of Directors of the Company engaged Brightman Almagor Zohar & Co., a member firm of Deloitte Touche Tohmatsu (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016, effective as of the Dismissal Date. During the years ended December 31, 2015 and 2014 and through the Dismissal Date, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit
16.1	Letter from Ziv Haft, Certified Public Accountants (Isr.), a BDO Member Firm, dated October 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2016	EZTD INC.

	By:	/s/ Shimon Citron
Name: Shimon Citron Title: Chief Executive Officer